                                                                    EXHIBIT 3.5

                         CERTIFICATION OF INCORPORATION

                                      OF

                            GLASSEAL PRODUCTS, INC.
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        THIS IS TO CERTIFY THAT, there is hereby organized a corporation under and by virtue of N.J.S. 14A:1-1, et seq., the "New Jersey Business Corporation Act."
        1.  The name of the corporation is GLASSEAL PRODUCTS, INC.

        2. The Address of this corporation's initial registered office is 60 Park Place, Newark, New Jersey 07102, and the name of this corporation's initial registered agent at such address is Harry A. Margolis.

        3.  The purposes for which this corporation is organized are:
                (a) To engage in any activity within the purposes for which corporations may be organized under the "New Jersey Business Corporation Act," N.J.S. 14A:1-1, et seq.

        4. The aggregate number of shares which the corporation shall have authority to issue is one hundred thousand (100,000) shares of common stock without nominal or par value.

        5. The first Board of Directors of this corporation shall consist of two directors, and the names and addresses of the persons who are to serve as such directors are:

     Name                            Address
     ----                            -------
     Alexander W. Anderson           37 Blazier Rd., Warren, N.J.
     Eileen J. Anderson              37 Blazier Rd., Warren, N.J.


        6.  The names and addresses of the incorporators are:

     Name                            Address
     ----                            -------
     Alexander W. Anderson           37 Blazier Rd., Warren, N.J.
     Eileen J. Anderson              37 Blazier Rd., Warren, N.J.

     IN WITNESS WHEREOF, the undersigned, being over the age of twenty-one years, have signed this Certificate this 7th day of July, 1970.

Signed, sealed and delivered
   in the presence of:                          _________________________LS
                                                  Alexander W. Anderson

____________________________                    _________________________LS
                                                   Eileen J. Anderson
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                         CERTIFICATE OF INCORPORATION

                                      of

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                            GLASSEAL PRODUCTS, INC.





                            Forwarded for Recording
                            and Filing by:

                            MARGOLIS AND MARGOLIS
                            Counsellors at Law
                            60 Park Place
                            Newark, N.J. 07102




                              FILED AND RECORDED
                                  JUL-8 1970

                                 Paul Jefermin
                                        Secretary of State



                        LICENSE FEE     ________

                        FILING FEE      ________

                        RECORDING       ________

                        CERTIFYING COPY ________

                        SEC. OF STATE   ________

[LOGO] GLASSEAL PRODUCTS COMPANY, Inc.
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                            Designers and Manufacturers of Glass-To-Metal Seals
                            725 Commerce Road           Linden, N.J. 07036
                            (201) 486- 2067             TWX 710-996-5818


                                                July 6, 1970


Secretary of State
State of New Jersey
Trenton, New Jersey

Dear Sir:

Glasseal Products Company Inc., a New Jersey corporation has no objection to, and hereby consents to, the incorporation of a new corporation under the laws of New Jersey having the name "Glasseal Products, Inc."

                                        Very truly yours,

                                        GLASSEAL PRODUCTS COMPANY INC.



                                        By ____________________________
                                           George L. Freeman, President



                                        and ___________________________
                                            Gerald E. Magnuson, Secretary




                                                                [SEAL]